UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 9, 2015

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390
Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 9, 2015, RiceBran Technologies (the “Company”) announced that it has scheduled its 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) to be held at Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona, 85253, on June 24, 2015 at 9:00 a.m., Pacific Daylight Time.

The 2015 Annual Meeting date has been changed by more than 30 days from the anniversary of the Company’s prior annual meeting of shareholders, which was held on August 19, 2014.

The bylaws of the Company set forth when a shareholder must provide notice to the Company of nominations and other business proposals that the shareholder wants to bring before the 2015 Annual Meeting (“Shareholder Notice”). The Shareholder Notice, contained in Article II, Sections 12 and 13 of the Company’s bylaws, generally prescribes the procedures that a shareholder of the Company must follow if the shareholder intends (i) to nominate a person for election to the Company’s Board of Directors at an annual or special meeting of shareholders called for the purpose of electing directors, or (ii) to propose other business to be considered by shareholders at an annual or special meeting of the shareholders. These procedures include, among other things, that the shareholder give timely notice to the Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the shareholder comply with certain other requirements.

In accordance with the bylaws of the Company relating to a change in the Annual Meeting date by more than 30 days from the anniversary of the Company’s prior annual meeting of shareholders, notice by the shareholder must be received by the Secretary at the registered office of the Company by the date which is 10 calendar days after the date of announcement or other notification to shareholders of the dates of the Annual Meeting. Accordingly, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2015 Annual Meeting or for shareholder business initiated by a shareholder to be brought before the 2015 Annual Meeting, the shareholder must deliver a notice of such nomination or proposal to the Company’s Secretary on or before 5:00 p.m., Pacific Daylight Time on Thursday, March 19, 2015, and comply with the requirements of the Bylaws.

Notices should be addressed in writing to: J. Dale Belt, Secretary, RiceBran Technologies, 6720 N. Scottsdale Road, Suite 390, Scottsdale, AZ.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: March 9, 2015	By:	/s/ J. Dale Belt
J. Dale Belt
Chief Financial Officer
(Duly Authorized Officer)